RiskMetrics Group Forum Presentation
Delivering Superior Value For All Shareholders
June 2008

Exhibit 99.1

CSX’s Board is
driving shareholder
value creation

CSX’s Board & Mgmt.
have transformed CSX
into an industry leader

CSX Board delivers results; TCI Group puts results at risk

TCI Group could
jeopardize CSX’s
momentum & success

CSX is on target
to become the best
railroad in N. America

Re-elect the CSX Board to ensure maximum shareholder value creation

TCI Group’s nominees bring a poor track record, limited
experience and no operating plan…

TCI Group’s proposals would put CSX’s future at risk

Long-term Board strategy targets industry-leading
operating margins

CSX has achieved unprecedented results with
industry-leading forward guidance

CSX Board and Management deliver superior
performance and leading governance

CSX’s Board and Management have
transformed CSX into an industry leader

CSX provides a nation-critical service

CSX is an integral part of the
nation’s infrastructure

CSX operates approximately
21,000 route miles of track

Serves every major market in the
eastern U.S., with direct access to
all Atlantic and Gulf Coast ports

CSX is an economic driver

$10 billion of annual revenue

Over 35,000 employees

Ships life-essential goods and
serves national interest

2007 Population in Major Metropolitan Areas

GT 10 Million

5 – 10 Million

3 – 5 Million

1 – 2 Million

2 – 3 Million

New Orleans

Chicago

St Louis

Memphis

Source: Global Insight

Miami

New York

Jacksonville

Tampa

Orlando

Atlanta

Baltimore

Philadelphia

Washington

Boston

Note: Stock price performance as of May 30, 2008; adjusted for splits; Rail industry includes BNI, CNI, CP, NSC and UNP.

Outperformed all other Class I
rails over a one, two, three, four
and five year period

Outperformed 95% of the
S&P 500 since 2005

Operating margin tied for best
of U.S. railroads during
first quarter 2008

Industry-leading guidance and
aggressive capital structure
to maximize investment returns

CSX has delivered superior shareholder value

Total Shareholder Return

34%

221%

357%

4 Years

59%

245%

347%

5 Years

24%

123%

244%

3 Years

15%

50%

114%

2 Years

(7%)

19%

56%

1 Year

S&P
500

Rail
Industry

CSX

Comparable Operating Margin
11.6%
13.3%
18.1%
20.7%
22.3%

6

How tomorrow moves CSX

CSX has nearly doubled margins by building a
strong foundation and driving operational excellence

Assembling the Team &

Management Restructuring

“Safety First” Culture of Accountability
Pay for Performance

Note:  See GAAP Reconciliation for details on Comparable Operating Margin.

2003

2004

2005

2006

2007

Operational Excellence

Strong Foundation

Network Realignment and
Disciplined Investment in Core Assets

Process Excellence Teams and Value Pricing

One Plan Implementation

One Plan —  Resource Alignment

CSX Operating Income Change: 2003-2007
$2,500M
$2,000M
$1,500M
$1,000M
$500M
$0M
$877M
$2,233M

7

How tomorrow moves

Operating income nearly tripled since 2003;
Management is driving price, volume and productivity gains

2003
Comparable
Operating
Income

2007
Comparable
Operating
Income

Net
Inflation

Real
Pricing

Volume

Productivity

28%

Real Pricing

16%

Volume

40%

16%

Net Inflation

Productivity

Sources of Income Growth

Sustained, industry leading price above inflation.
Volume is up 7% on RTM basis with favorable mix.
 Productivity has exceeded $500M.

Note:  Inflation assumed at 3.5% based on AAR’s ALL-LF index.  Real pricing based on “same store sales” price gains less inflation and net impact from fuel price. See GAAP Reconciliation for CSX data.

Management Action

Comparable Diluted EPS from Continuing Operations

$2.70
$2.22
$1.70
$1.00
2004
2005
2006
2007

8

How tomorrow moves CSX

CSX has delivered superior financial performance

39%

CAGR

8%

7

S&P 500

20%

6

NSC

22%

5

BNI

24%

4

CNI

32%

3

CP

34%

2

UNP

39%

1

CSX

2004-2007

CAGR

Rank/Company

Note:  See GAAP Reconciliation for CSX data; peer comparisons based on First Call data.

CSX leads the industry across critical performance measures

NSC

CP

CP

NSC

CNI

NSC

CP

CNI

CNI

CP

CP

CNI

CNI

NSC

BNI

BNI

BNI

CP

BNI

UNP

NSC

CNI

UNP

BNI

UNP

BNI

UNP

UNP

CSX

UNP

CSX

CSX

CSX

CSX

NSC

CSX

Projected
Analyst EPS
Growth
through 2010

EPS
Growth

Margin
Expansion

Expense
Control
per RTM

Employee
Safety

Shareholder
Value
Creation

Worst

Best

Shareholder Value Creation based on Total Shareholder Return from Q1 2007 - Q1 2008. Safety based on 2007 FRA
Personal Injury statistics. Expense Control per Revenue Ton Mile, Margin Expansion and EPS Growth based on Q1 2007
vs. Q1 2008 results. CN and CP expenses have been adjusted for the impact from translation of U.S. dollar-denominated expenses into Canadian dollars. Projected Analyst EPS Growth is 2007 through 2010 and is based on First Call data.

First Quarter 2008
Comparable Operating Margin and Improvement
17%
18%
21%
23%
23%
27%
CP
UNP
BNI
CSX
NSC
CNI
Q1 2008 Operating Margin
Q1 2008 vs Q1 2004 Improvement (bps)

10
How tomorrow moves

First quarter results confirm industry-leading momentum

420

760

410

1,240

270

(30)

Note:  See GAAP Reconciliation for CSX data; peer comparisons based on First Call data.

CSX is on target to become the best railroad
in North America

How Tomorrow Moves…

Exceed $1B

in 2010

Free Cash Flow

Before Dividends

Near 30%

By 2010

Operating Margin

18%–21%

CAGR

Earnings Per Share

13%–15%

CAGR

Operating Income

2008–2010

Targets

Note:  Compound annual growth rates are off comparable 2007 results; EPS targets are stated before share buybacks.

Guidance is based on:

$400M+ of Productivity through 2010

6+% Pricing guidance in 2008

CSX creates value for
shareholders through
balanced capital deployment

Strategic volume growth in key markets

Comparable Operating Margin

Near 30%
22.3%
23.0%

13

How tomorrow moves

Strategic initiatives to drive record margins

Strong Foundation: “Safety First,” Accountability, Pay for Performance

Note:  See GAAP Reconciliation for details. 2010 target based on low-70’s CSX Operating Ratio guidance.

2007

1Q 2008

2008

2009

2010

Total Service Integration

Operational Excellence: Process Excellence & Value Pricing

Operational Excellence: One Plan, Resource Alignment, Core Asset Investment

CSX leveraging a foundation

of excellence to achieve

targeted 30% margins

Capture strategic growth

Technology – Building the railroad of the future

Proven leaders to meet future business goals

CSX to deliver $400M+ of productivity through 2010

Implementing on-board fuel saving systems

Effective deployment of fuel-efficient processes

Fuel Efficiency

Utilization gains through reduced dwell

Improved reclaim and settlement reduces cost

Car Fleet Utilization

Utilization gains with advanced planning tools,
distributed power and Total Service Integration

Driving maintenance efficiency and reliability

Locomotive Fleet
Management

Technology drives terminal and customer efficiency

Driving infrastructure maintenance productivity with
process and technology

Labor Productivity

Continuous focus on plan design efficiency

TSI building reliable and productive service products

Network Efficiency/
Total Service Integration

Strategies for achieving targets

Key focus area

Disciplined process excellence teams have continuously delivered on clear productivity targets and have a pipeline of specific initiatives

Operational
Excellence

6+%
5-6%
4-5%
4%
3-5%
~3-4%
CSX
UNP
CNI
NSC
BNI
CP

15
How tomorrow moves

CSX to continue delivering strong price gains

Increasingly reliable service
product drives value

External factors continue to
favor rail

Globalization, shifting
supply chains, higher
trucking costs, increasing
commodity prices

Test price ceilings

Internal targets and rewards are
based on bottom-line impact

CSX has the highest price guidance
in the rail industry for 2008

Drivers of continued
strong pricing

Note:  Peer railroad price guidance given by rail executives on analyst calls.

Operational
Excellence

TSI takes service execution to the next level

Total Service Integration
initiative aims to achieve:

Longer trains

Faster loading/unloading

More unit trains

Fewer handlings

As a result, customers will
experience:

Increased reliability

Superior service

Quicker turn times

Total Service Integration aligns
customer needs with operational capabilities

Execution of Total Service
Integration will deliver:

1)

Increased capacity to serve
more customers

2)

Ability to capture volume
growth through superior
service and flexibility

3)

Sustained pricing gains and
improved return on capital

Total Service
Integration

“Smart” Cars
Safety & Asset Utilization

Electronically Controlled Pneumatic (ECP)
Brakes                  Safety & Fuel Efficiency

Technology drives productivity, reliability, safety

Positive Train Control and
Locomotive Optimization

Ensures optimum safety and plan
compliance

Proactively adjusts speed to optimize
fuel economy

Drives increased velocity and asset
reliability

Yard Automation

Proactive labor and material planning

Robotics perform routine maintenance

Benefits include labor and asset
productivity, as well as improved
service reliability

Asset Tracking

Enhanced fuel efficiency, labor
productivity and safety through
precise tracking of assets and people

Technologies in the pipeline will

also drive benefits:

Wayside Detection Technologies
          Safety & Reliability

Optical Joint Bar Detection
Technologies                Safety & Reliability

Vehicle Mounted Track Inspection
Devices                 Safety & Asset Utilization

Advanced
Technology

Emerging Advanced Technologies

Today

CSX
Territory

2020

Macro trends create an opportunity for CSX

1)

Trucking industry is challenged

Highway congestion is bad and getting
worse; higher fuel costs and
environmental advantage favor rail

2)

Global consumption is rising

Population growth and globalization drive
rising demand for energy, food and other
commodities

3)

East Coast ports are growing

Panama Canal expansion & West Coast
port congestion create an opportunity

4)

Rail is valued by the public

Increase in public funding facilitates
development of expanded, improved
service products

Key trends favor CSX

Source: USDOT FHWA Freight Analysis Framework

CSX’s ability to capitalize on key macro
trends depends on appropriate investment

Capture
Strategic
Growth

Investments and alliances target long-term growth

CSX launched the National Gateway
Initiative to connect ports, gateways and
markets through a world-class
double-stack network

Provides meaningful connections and
enables expedited traffic flows across
the CSX network

CSX is building long-term network
solutions with trucking companies

Partnerships are cost-efficient for mid-
and long-haul moves

Addresses truck driver shortage

To fund growth, CSX is also exploring:

Public Partnerships and Grants

Asset-based business alliances
to enable growth

New York

Wilmington

Key CSX Port

Jacksonville

Savannah

Charleston

Virginia
Ports

Baltimore

New Orleans

Expansion

Clearances

New Construction

Capture
Strategic
Growth

CSX is capitalizing on real opportunities while the
TCI Group wants to freeze strategic capital spending

Industry
Leader
Near 30%
22%
18%
12%

20

How tomorrow moves

Continued focus on excellence is expected to achieve
industry-leading operating margins

2003

2005

2007

2010
Target

CSX
Vision

Strong Foundation: Remains the same—safety leadership
and a culture that empowers leaders to perform

New Initiatives: Drive sustained strategic
long-term volume growth across markets

Operational Excellence: Discipline and excellence drive
continued long-term productivity and inflation-plus pricing

1)

Strong Foundation remains in place

2)

Operational Excellence delivers results

3)

New Initiatives take CSX to the next level

CSX can achieve industry-leading margins
through consistent, continuous improvement.

Note:  See GAAP Reconciliation for CSX historical data.

CSX Rolling 12-month Comparable Operating Income
$2.4B
$2.0B
$1.6B
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

How tomorrow moves
CSX
21

Industry-leading operational performance drives ability to
deliver significant value to shareholders

$3B addl. share
buyback by 2010

Raised to $3B
buyback by 2008

$2B share
buyback by 2008

Between 2007 and 2010, CSX plans to return at least $6.5B of value to shareholders through dividends and share repurchases

Note:  See GAAP Reconciliation for Comparable Operating Income.

54%
dividend
increase

20%
dividend
increase

25%
dividend
increase

20% 2Q08
dividend
increase

30%
dividend
increase

$500M share
buyback

$150M share
buyback

CSX has an aggressive approach to leverage and
return of capital

CSX has the most aggressive capital structure of any major
Class I railroad

Only BBB- rated railroad

CSX has a history of returning significant capital to shareholders

Repurchased nearly $3 billion of stock since 2006; targeting another $3 billion by 2009

Nearly tripled quarterly dividends since 2005

CSX balance sheet policy is efficient and prudent

Lowest long-term cost of capital

Provides financial flexibility and continued access to
capital markets

CSX’s capital structure achieves
lowest cost of capital and supports business strategy

CSX’s balanced approach is well known and well executed

Capital

Investment

Investing $5B through
2010 to support
long-term growth

Share

Buybacks

Repurchased nearly
$3B since 2006

Targeting another $3B
by year-end 2009

Dividends

Nearly tripled the
quarterly dividend
since 2005

. . . While maintaining an investment grade profile

Growing Free Cash Flow and

Improving Return on Invested Capital . . .

Transportation Capital
Dollars in Billions
$1.7
$1.6
$1.6
$1.7
2007
2008
2009
2010

24

How tomorrow moves
CSX

Key investments will support long-term growth

Note: Excludes Katrina-related capital. 2007 includes $200M of locomotive refinancing.

CSX’s disciplined capital
spending is consistent with
strategic objectives

Economics, scientific
modeling and safety
drive investment

Level of capital investment is
in line with industry peers

Disciplined capital analysis aims to
maximize investment returns on replacement cost basis

CSX’s Board is driving shareholder
value creation

More than 100 years of Board experience in rail, financial, energy and industrial companies

CSX, Honeywell, Altria, Hartford, Dominion Resources,
Southern Company, Ashland, PNC, Bank of New York Mellon,
SunTrust, Smithfield, Constellation, Exelon and HCA

Need for diverse experience reflects regulated history and attributes of railroads

Seven current and former CEOs, including Michael Ward

CEO and COO experience spans rail, financial and industrial
companies

CSX, Illinois Central, Florida East Coast, Southern Company,
Haskell, PHH, Citi Alternative Investments, Mercantile
Bankshares, AEGON, Cendant

Michael Ward and nominee John McPherson each have at least 30 years of railroad experience

Elizabeth Bailey was a key leader in airline deregulation and is nationally recognized as a transportation and economics policy expert

John Breaux is a transportation policy expert with strong U.S. Senate experience

CSX Board expert, diverse and performance driven

Compelling

Transportation

Experience

Blue Chip

Business

Experience

Governance and

Policy Expertise

CSX has an exceptional governance foundation

No poison pill

Opted out of anti-takeover statutes

Annual election of entire board by majority vote

No supermajority vote requirements

Presiding independent director with delineated duties

Board comprised entirely of outside directors other than CEO

CSX is a leader in Corporate Governance

Board and management driving proactive changes

Most aggressive capital
structure among its peers

Repurchased nearly $3
billion of stock since 2006

Targeting further $3 billion
buyback through 2009

Nearly tripled quarterly
dividend since 2005

ONE Plan implemented
during 2004

Rebuilt safety and
service culture

Now rank among industry
leaders in safety and
customer service

Initiating Total Service
Integration (TSI) to take
operations to next level

Michael Ward elected
Chairman & CEO in 2003

New executive team put in
place during 2003-2004

Reduced management
positions nearly 20%

Restructured incentive
pay plans to be 100%
performance-earned

Hired new talent to
diversify workforce

Acquired New York
Central assets of Conrail

Divested American
Commercial Lines

Sold Sea-Land
International assets

Sold CTI Logistics

Divested Horizon Lines

Sold CSX World Terminals

Corporate

Restructuring

New

Management

Operational

Improvement

Balance Sheet

Optimization

Over last three years, delivered 244% shareholder return, more than doubled operating income, and nearly tripled earnings per share

Note: Stock price performance as of May 30, 2008 and adjusted for splits; operating income and EPS data is 2004 – 2007

TCI Group could jeopardize CSX’s
momentum and success

✓	✓	✓	✓	
	✓	✓	✓	✓	
	✓	✓	✓		
	✓	✓	✓	✓	

30

How tomorrow moves

TCI Group’s demands would impair value

Investing for long-term
growth and value
creation

Freeze
expansion
capital spending

Managing regulatory
concerns; pricing to the
market reflecting value of
service

Increase
customer prices
7% annually

Repurchased nearly $3B
since 2006; further $3B
targeted by year-end
2009

Annual stock
buyback of 20%
for five years

CSX stock price has
significantly exceeded
proposed LBO price

Leveraged
Buyout

CSX Status

Negative

Credit
Impacts

Ignores

Risk Impacts

Flawed

Assumptions

Sacrifices

LT Potential

Proposal

Statements made by Chris Hohn and TCI have fueled support in
Congress for re-regulation, which would destroy shareholder value

CSX is investing for future strategic growth; TCI Group
prefers to freeze all investments & take CSX debt to junk

Invested in Southeast
Expressway to support capacity
expansion in key growth markets

Developed a clear strategy to
leverage growing Eastern ports

Unveiled National Gateway
initiative to connect ports with
key population centers and
Western gateways

Targeted investments in
advanced technology to drive
productivity, reliability and safety

TCI Group has advocated that “it
is prudent to freeze expansion
capex.”

TCI Founding Partner
Snehal Amin, 3/5/08

TCI Group has “no detailed
operating plan” and no capital
investment strategy for CSX

TCI Group would take CSX to
junk status, which would inhibit
investment to spur future growth

CSX

TCI Group

TCI Group’s $2.2B “productivity” claim for CSX is flawed

Flawed analysis; relies on theoretical volume growth.

$2,220M

Total TCI Group Value

CSX targets $400M+ productivity in 3 years; lower TCI Group
target is over 5-10 years and is based on flawed assumptions.

$380M

Productivity Value

Analysis flawed; CSX more productive per RTM than NS.

$150M

Labor Productivity

CSX is most fuel efficient RR when adjusted for length of haul.

$130M

Fuel Efficiency

Accurate analysis shows $35M gap to NS; initiatives in place.

$100M

Locomotive
Maintenance

$1.8B refers not to productivity, but entirely to volume growth.

$1,840M

Capacity/Volume Value

Flawed analysis based on anecdotal benchmarks.

$300M

Reduce load/unload time

TCI Group overstates the number of handlings at CSX by 50%.

$400M

Reduce handlings

CSX and CN dwell already identical when correctly adjusted.

$200M

Reduce dwell

Impact overstated. Velocity exceeds NS in nearly all markets.

$40M

Increase velocity

Benefits solely derived from volume growth.

$900M

Increase cars per train

Flaw to TCI Group Analysis

Est.
Value

TCI Group
“Opportunity” Source

TCI Group brings poor track record, minimal
experience

CSX targeted directors have nearly twice
the rail board experience as TCI Group nominees

Gilbert Lamphere
Chaired a publicly traded company sold through a distressed sale, and has a career characterized by buyouts and leverage.

Gary Wilson
Led Northwest Airlines into bankruptcy and sold more than 75% of his shares in the months immediately leading up to the bankruptcy filing.  Yahoo! board member.

Timothy O’Toole
No U.S. public board experience.  Transitional CEO as Conrail was converted to a switching operator.  As
Managing Director of London Underground, performance is down sharply and need for government funding is up 600%.

Alexandre Behring
No U.S. public board experience.  Led Brazilian railroad a fraction of CSX’s size with an abysmal safety record.  Has said the TCI Group has “no detailed operating plan for CSX.”

Christopher Hohn
Demands for CSX, if implemented, could have impaired shareholder value. Made statements raising significant regulatory concerns in Washington. No U.S. public board experience. Resigned from a UK board amid allegations of conflict of interest.

Others don’t think TCI Group’s slate is world-class

On Christopher Hohn : “The interlude with Hohn was nerve-wracking, especially because he would say one thing one day and another the next…His demands changed quicker than the time of day.”

Former Deutsche Börse CEO Werner Seifert, writing in “Invasion der Heuschrecken” (or
“Invasion of the Locusts”), translated from the original German edition

On Gary Wilson: “Until now I naively believed that self-destructive doomsday machines were fictional devices found only in James Bond movies. I never believed that anyone would actually create and activate one in real life. I guess I never knew about Yang and the Yahoo! Board.”

Carl Icahn, activist investor, writing on the value-destructive actions of Wilson and the
Yahoo! Board

On Timothy O’Toole : “It is widely known that Tim O’Toole’s abrasive manner played a significant role in the breakdown of relationships between the Treasury and Transport for London.”

UK Treasury Department Official, speaking of O’Toole’s relationships with other government officials

Dissidents have a mixed record and fractured relationships

CSX believes dissidents would not add value to the Board

TCI Group nominees fail to represent the best interests of all shareholders

TCI Group’s desire to leverage CSX’s balance sheet to create a fast exit opportunity is not in the best interest of the company or its shareholders

Credit default swaps would financially benefit TCI Group at the expense of
CSX shareholders

TCI Group has misrepresented its nominees

TCI Group nominees represent a track record of abysmal safety, bankruptcy and poor operational performance; three nominees have no U.S. Board experience

TCI Group has overstated its nominees’ rail operating experience

TCI Group’s slate has provided no business plan or strategic insights

Proposals to date have been constantly changing, reflecting a lack of consistent vision

Proposals to date do not reflect significant understanding of U.S. railroad industry, its regulatory environment or CSX’s business

Election of TCI Group slate will interrupt the value creation from CSX’s strategic plan

It became apparent through negotiations that the TCI Group’s interests were not aligned with value creation for all shareholders

The TCI Group could disrupt CSX’s momentum and success

Closing Remarks

CSX’s Board is
driving shareholder
value creation

CSX’s Board & Mgmt.
have transformed CSX
into an industry leader

CSX Board delivers results; TCI Group puts results at risk

TCI Group could
jeopardize CSX’s
momentum & success

CSX is on target
to become the best
railroad in N. America

Re-elect the CSX Board to ensure maximum shareholder value creation

TCI Group’s nominees bring a poor track record, limited
experience and no operating plan…

TCI Group’s proposals would put CSX’s future at risk

Long-term Board strategy targets industry-leading
operating margins

CSX has achieved unprecedented results with
industry-leading forward guidance

CSX Board and Management deliver superior
performance and leading governance

Based on all criteria, the CSX Board should be re-elected

Strong governance standards

Engaged board with diverse skill sets

Aggressive capital structure

Concrete plan for future performance enhancement

Superior performance relative to competitors

Significant return of capital to shareholders

Superior stock price performance

Vote the White Proxy Card

Appendix and GAAP Reconciliation

Recognized leader in transportation policy in the US

Served as a commissioner of the Civil Aeronautics Board, where she oversaw the deregulation of the airline industry

During her tenure with Altria oversaw many consolidating acquisitions as well as the shareholder value creating spin-offs of Kraft Foods ($49 billion) and Philip Morris International ($107 billion)

During her almost 20 year tenure on the Altria board, the company has generated annualized returns of over 19% for shareholders

Altria: Director

Brookings Institution: Trustee

National Bureau of Economic Research: Board of Trustees

Teachers Insurance and Annuity Association: Director

Elizabeth E. Bailey

Founder and president of Aguila International, a business-consulting firm specializing in human resources and leadership development

Appointed by President Reagan to serve as chief national spokesperson and administrator for federal volunteerism programs during the second Reagan administration

During her tenure at CCA, Forbes named it the “Best Managed Company” in Business Services and
Supplies

During her almost 5 year tenure as a director of CCA, the company has generated annualized returns of over 25%

Aguila International: President

Quest International: President & CEO

Park National Bank: Director (Chair, Audit Committee)

Corrections Corporation of America: Director

Donna M. Alvarado

Sold Mercantile Bankshares to PNC Financial Services for $5.9 billion after successfully reorganizing the firm and growing the company from $11 billion in assets in 2002 to $18 billion in assets in 2006

Director at Hartford Financial Services during decisions to repurchase $1.8 billion in stock

Citi Alternative Investments: President & CEO

The Carlyle Group: Managing Director

PNC Financial Services Group: Vice Chairman

Mercantile Bankshares: Chairman, CEO & President

Edward J. Kelly, III
Presiding Director

Drove superior stock performance, nearly tripled dividends, targeting nearly $6 billion of buybacks between 2006 and 2009

Presiding over fastest growing company in an attractive industry

CSX: Chairman, President & CEO

Association of American Railroads: Director

Center for Energy and Economic Development: Director

Ashland, Inc.: Director

Michael J. Ward
Chairman

Until retiring from public service in 2005, Senator Breaux represented Louisiana in Congress for three consecutive terms, beginning in 1987. Prior to his tenure as Senator, he served in the U.S. House of
Representatives from 1972 to 1987

Recognized as a non-partisan consensus builder while serving as a member of the Senate committees on Finance and Commerce

U.S. Senate: Member

U.S. House of Representatives: Member

President’s Advisory Panel on Federal Tax Reform: Co-Chair

John B. Breaux

Director

Company / Position Experience

Key Accomplishments

Highly experienced, qualified and independent CSX Board

Assisted in the sale of Cendant’s vehicle leasing and fleet management unit to Avis Rent A
Car.  Process included returning significant capital to shareholders through a "Dutch Auction“
self-tender offer to repurchase up to 50 million shares of Cendant stock

After leaving the Board of Cendant, Mr. Kunisch continued as a senior advisor to the Cendant management team through July 2006 when Cendant refocused its portfolio by spinning off
Wyndham Worldwide ($7 billion) and Realogy Corporation ($7 billion) and selling Travelport to
Blackstone ($4 billion)

ABS Capital Partners: Special Partner & Senior Advisor

Cendant Corporation: Vice Chairman & Director

PHH Corporation: Chairman & CEO

Johns Hopkins Medical: Trustee

Robert D. Kunisch

Focused on five principles at FEC: customer service, managing expenses carefully, investing capital wisely, utilizing assets productively, and safety

Increased customer satisfaction ratings, revenue per employee, intermodal volume, net income, and earned Gold Harriman Awards for safety

Florida East Coast Railway: President & COO

Illinois Central Railroad: President & COO

Santa Fe Railroad: Regional VP & Assistant VP for Safety

John D. McPherson

Grew Southern Company’s reputation for excellent customer service, high reliability, and retail electric prices significantly below the national average; Listed the top ranking U.S. electric service provider in customer satisfaction for eight consecutive years

Maintained seven straight years of common stock dividend increases

Successfully sold non-core natural gas business in 2005 to focus on core business lines

Southern Company: Chairman, President, CEO

Georgia Power: President & CEO

Federal Reserve Bank of Atlanta: Chairman

David M. Ratcliffe

Member of Board integration committee overseeing Bank of New York’s acquisition of Mellon
Financial Corporation ($17 Billion)

Director at Exelon during decisions to repurchase $1.75 billion in stock

President of Johns Hopkins University before leading Kellogg Foundation, one of the world’s largest philanthropic foundations ($7 billion endowment and nearly $300 million in annual grants)

Kellogg Company: Director

Bank of New York Mellon: Director

Exelon Corporation: Director

William C. Richardson

Nearly doubled revenues since becoming CEO of the design-build company, positioning the award-winning firm not only as an infrastructure leader in the Southeast U.S. but also an emerging leader in North America

The Haskell Company: President & CEO

Construction Industry Roundtable: Director

National Center for Construction Education and
Research: Chairman

Steven T. Halverson

Director

Company / Position Experience

Key Accomplishments

Highly experienced, qualified and independent CSX Board

Led AEGON to a nearly 39% increase in net income and 10% increase in revenue in 2003, his first full year as chairman

Oversaw AEGON’s acquisition of Transamerica Corporation ($21 billion) in 1999 as well as the recent sale of Getronics ($1.8 billion on 10/12/07), the acquisition of Merrill Lynch Insurance ($1.3 billion on 12/31/07) and a share buyback ($1.5 billion on 11/19/07)

AEGON: Chairman & CEO

PNC Financial Services Group: Director

U.S. Chamber of Commerce: Vice-Chairman

Donald J. Shepard

As an active member of the compensation committees of corporate boards, has been a major advocate of tying management pay to operating improvements and aligning management with long-
term shareholder interests

Oversaw SunTrust’s acquisition of National Commerce Financial ($7 billion) and Crestar Financial
($9 billion)

Oversaw over $13 billion in asset divestitures at Dominion Resources over the course of 2007 and a subsequent $5.3 billion Dutch Auction share repurchase in August 2007 as well as a $4 billion share buyback in 2005

SunTrust Bank: Director

Dominion Resources: Director

Smithfield Foods: Director

Hospital Corporation of America: Director

Chesapeake Corp: Director

Frank S. Royal

Director

Company / Position Experience

Key Accomplishments

Highly experienced, qualified and independent CSX Board

Proxy Statement Disclosure

Important Information

In connection with the 2008 annual meeting of shareholders, CSX Corporation ("CSX") has filed with the SEC and mailed to shareholders a definitive Proxy Statement dated April 25, 2008.  Security holders are strongly advised to read the definitive Proxy Statement because it contains important information. Security holders may obtain a free copy of the definitive Proxy Statement and any other documents filed by CSX with the SEC at the SEC’s website at www.sec.gov. The definitive Proxy Statement and these other documents may also be obtained for free from CSX by directing a request to CSX Corporation, Attn: Investor Relations, David Baggs, 500 Water Street C110, Jacksonville, FL 32202.  CSX, its directors, director nominee and certain named executive officers and employees may be deemed to be participants in the solicitation of CSX’s security holders in connection with its 2008 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CSX’s definitive Proxy Statement and its May 15, 2008 letter to shareholders filed with the SEC as definitive additional soliciting materials.

Forward-Looking Disclosure

This presentation and other statements by the company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate,” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives; (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

GAAP Reconciliation Disclosure

CSX reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used to manage the company’s business that fall within the meaning of Regulation G (Disclosure of Non-GAAP Financial Measures) by the SEC may provide users of the financial information with additional meaningful comparisons to prior reported results.

CSX has provided operating income, margin and earnings per share adjusted for certain items, which are non-GAAP financial measures. The company’s management evaluates its business and makes certain operating decisions (e.g., budgeting, forecasting, employee compensation, asset management and resource allocation) using these adjusted numbers

Likewise, this information facilitates comparisons to financial results that are directly associated with ongoing business operations as well as provides comparable historical information. Lastly, earnings forecasts prepared by stock analysts and other third parties generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to CSX’s ongoing operations. A reconciliation between GAAP and the non-GAAP measure is provided. These non-GAAP measures should not be considered a substitute for GAAP measures.

GAAP Reconciliation to comparable results

23.0%

$ 624

-

-

-

(2)

2,087

$ 2,713

Q108

23.2%

22.3%

20.7%

18.1%

13.3%

11.6%

Comparable Operating Margin

$ 2,390

$ 2,233

$ 1,981

$ 1,556

$ 1,068

$ 877

Comparable Operating Income

-

-

-

-

-

108

Plus Additional Loss on Sale

-

-

-

-

-

232

Plus Provision for Casualty
Claims

-

-

-

-

71

22

Plus Restructuring Charge

(11)

(27)

(168)

-

-

-

Less Pretax Gain on
Insurance Recoveries

7,920

7,770

7,417

7,062

7,043

7,058

Operating Expense

$ 10,321

$ 10,030

$ 9,566

$ 8,618

$ 8,040

$ 7,573

Operating Revenue

Q108
LTM*

2007

2006

2005

2004

2003

Dollars in millions

* LTM is last twelve months (Q2 07 – Q1 08)

GAAP Reconciliation to comparable results

$   2.70

$   2.22

$   1.70

$   1.00

Comparable Diluted EPS From
Continuing Operations

)

$   2.74

(0.04

-

-

-

-

)

)

)

$   2.82

(0.22

(0.06

(0.32

-

-

)

$   1.59

-

-

(0.16

0.27

-

)

$   0.94

-

(0.04

-

-

0.10

Diluted EPS From Continuing Operations

    Less Gain on Insurance Recoveries

    Less Gain on Conrail Property

    Less Income Tax Benefits

    Plus Debt Repurchase Expense

    Plus Restructuring Charge

2007

2006

2005

2004